THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 3, 1999
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 3, 1999

    This Supplement modifies certain information in the prospectus dated May 3, 1999 for EQUI-VEST deferred annuity contracts offered by Equitable Life. Terms in this Supplement have the same meanings as in the prospectus.

    In addition to other options described in "Accessing your money" in the prospectus, the following distribution options may be available to participants in certain public employee deferred compensation plans in the State of Iowa. If such plans permit the use of such options, your employer may select one of the following options upon receipt of your irrevocable election to receive payments in such form:

1.  MINIMUM DISTRIBUTION OPTION

    Beginning in the year that you are required to begin minimum distribution payments under the Code and applicable U.S. Treasury regulations and each year thereafter, we will make annual payments to you subject to the rules of the Code and to our administrative rules then in effect. The amount of each payment will be calculated as described in this item 1.

    Each year, we will calculate an annual amount equal to the minimum distribution required under Section 401(a)(9) of the Code and applicable Treasury regulations. The minimum distribution for each such year will be determined by dividing (a) your account value as of December 31 of the previous year, by (b) a life expectancy factor described below.

    As you may elect under the terms of your employer's plan, the life expectancy factor is either a single life expectancy factor (based on your life expectancy) or a joint life expectancy factor (based on the joint lives of you and your spouse). Either such factor will be determined based on tables contained in Section 401(a)(9) of the Code or applicable Treasury regulations.

    If the joint life expectancy factor is elected, your designated beneficiary for minimum distribution purposes must be your spouse, unless the naming of a non-spouse beneficiary is permitted pursuant to our rules in effect at the time a beneficiary is named (such naming is not permitted at this date).

    Life expectancy factors will be recalculated each year, unless (a) you elect not to recalculate or (b) the beneficiary is not your spouse. If life expectancy is not recalculated, then each life expectancy factor is based on the calculation for the calendar year in which you (and the beneficiary, if joint life expectancy applies) begin receiving minimum distributions reduced by one for each subsequent calendar year.

    The election of the life expectancy factor to be used and whether recalculation is to apply will be irrevocable.

    The calculation procedure may be changed as necessary in our sole discretion to comply with the minimum distribution rules under Section 401(a)(9) of the Code and applicable Treasury regulations.

2.  COMBINATION OF SYSTEMATIC WITHDRAWAL AND MINIMUM DISTRIBUTION OPTION

    Beginning on the date of the first payment of your plan benefits, if we are directed by your employer under the terms of the employer's plan, we will make systematic withdrawal payments to you as follows at the frequency you have elected (annually, quarterly or monthly), subject to our administrative rules then in effect. The systematic withdrawal option described in "Accessing your money" in the prospectus will be in combination with the minimum distribution option as described below.

    Prior to the year that minimum distributions are required to start, we will pay the amount of each systematic withdrawal payment of the type you have selected. Based on your elections regarding your beneficiary and recalculations of life expectancy as described in item 1 above, we will calculate annually the required imputed minimum distribution amount and determine whether an additional payment to you is required. The calculation of such imputed minimum distribution amount will be made on a basis consistent with the required minimum distribution rules described in item 1 above, using the tables contained in Section 401(a)(9) of the Code and applicable Treasury



888-1196
regulations. Beginning with the year that minimum distributions are required to start, we will calculate annually the required minimum distribution and determine whether an additional payment to you is required. If required, an imputed minimum distribution payment or a required minimum distribution payment, as applicable, will be made in addition to the systematic withdrawal payments.

    If at any time after you have made the irrevocable election under your employer's plan as described above, the Internal Revenue Service disallows the basis for calculating the payments as described in this item 2, we will have the right, in our sole discretion, to change the basis for calculating the payments as we deem necessary in order to meet the requirements of the Code and applicable Treasury regulations.

                        FOR USE ONLY WITH PEDC CONTRACTS
                              IN THE STATE OF IOWA


888-1196


                                       2